                                                                   EXHIBIT 99(f)










                              CLINICOM INCORPORATED
                               FIRST QUARTER 1994

PART I -- FINANCIAL INFORMATION

ITEM 1.  FINANCIAL STATEMENTS

                             CLINICOM INCORPORATED
                            CONDENSED BALANCE SHEETS
                                     ASSETS

                                                                                 MARCH 31        DECEMBER 31
                                                                                   1994             1993
                                                                              ---------------  ---------------
CURRENT ASSETS:
  Cash and cash equivalents.................................................  $    15,198,099  $    15,373,156
  Trade accounts receivable.................................................        6,060,351        4,948,016
  Accrued revenue receivable................................................        4,410,042        2,693,306
  Inventories...............................................................        1,552,245        2,316,400
  Prepaid expenses..........................................................          281,345          548,358
                                                                              ---------------  ---------------
    Total current assets....................................................       27,502,082       25,879,236
                                                                              ---------------  ---------------
PROPERTY AND EQUIPMENT, at cost:
  Furniture and equipment...................................................          472,765          371,334
  Leasehold improvements....................................................          166,524          152,458
  Manufacturing equipment and tooling.......................................          788,196          702,760
  Research and development equipment and software...........................        2,191,042        2,058,899
                                                                              ---------------  ---------------
                                                                                    3,573,527        3,285,451
  Less -- Accumulated depreciation and amortization.........................       (2,029,916)      (1,898,339)
                                                                              ---------------  ---------------
                                                                                    1,543,611        1,387,112
                                                                              ---------------  ---------------
SOFTWARE DEVELOPMENT COSTS, net.............................................          666,977          589,012
                                                                              ---------------  ---------------
OTHER ASSETS:
  Patent costs, net.........................................................           23,771           24,244
  Deposits and other, net...................................................           47,284           30,284
  Noncurrent trade accounts receivable......................................        --                 905,138
                                                                              ---------------  ---------------
    Total other assets......................................................           71,055          959,666
                                                                              ---------------  ---------------
                                                                              $    29,783,725  $    28,815,026
                                                                              ---------------  ---------------
                                                                              ---------------  ---------------
                                     LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable..........................................................  $     1,148,182  $     1,036,102
  Accrued liabilities.......................................................        1,248,867          976,183
  Accrued compensation......................................................          368,224          637,592
  Commissions payable.......................................................          199,520          548,890
  Warranty and rework reserve...............................................          642,518          545,905
  Deferred revenue..........................................................        1,889,210        2,833,966
                                                                              ---------------  ---------------
    Total current liabilities...............................................        5,496,521        6,578,638
                                                                              ---------------  ---------------
                                                                              ---------------  ---------------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
  Preferred stock, $.001 par value, 5,000,000 shares authorized; none
   issued...................................................................        --               --
  Common stock, $.001 par value, 15,000,000 shares authorized; 8,443,390 and
   8,052,490 shares issued at March 31, 1994 and December 31, 1993,
   respectively.............................................................            8,443            8,052
  Additional paid-in capital................................................       42,208,221       41,068,680
  Accumulated deficit.......................................................      (17,929,460)     (18,840,344)
                                                                              ---------------  ---------------
    Total stockholders' equity..............................................       24,287,204       22,236,388
                                                                              ---------------  ---------------
                                                                              $    29,783,725  $    28,815,026
                                                                              ---------------  ---------------
                                                                              ---------------  ---------------

                 The accompanying notes to financial statements are an integral part of these balance sheets.

                             CLINICOM INCORPORATED
                       CONDENSED STATEMENTS OF OPERATIONS

                                                                                       FOR THE THREE MONTHS
                                                                                          ENDED MARCH 31
                                                                                   ----------------------------
                                                                                       1994           1993
                                                                                   -------------  -------------
SALES:
  Net system sales...............................................................  $   5,695,843  $   3,651,510
  Client support services........................................................        718,281        419,115
                                                                                   -------------  -------------
                                                                                       6,414,124      4,070,625
                                                                                   -------------  -------------
COSTS AND EXPENSES:
  Cost of sales and support services.............................................      3,243,640      2,264,405
  Research and development.......................................................        732,588        521,238
  Selling and marketing..........................................................      1,081,504        514,384
  General and administrative.....................................................        576,928        434,461
                                                                                   -------------  -------------
                                                                                       5,634,660      3,734,488
                                                                                   -------------  -------------
INCOME FROM OPERATIONS...........................................................        779,464        336,137
OTHER INCOME (EXPENSE):
  Interest income................................................................        200,120         37,129
  Interest expense...............................................................       --               (6,529)
  Other..........................................................................          1,300          1,131
                                                                                   -------------  -------------
NET INCOME BEFORE INCOME TAXES...................................................        980,884        367,868
PROVISION FOR INCOME TAXES.......................................................         70,000         35,206
                                                                                   -------------  -------------
NET INCOME.......................................................................  $     910,884  $     332,662
                                                                                   -------------  -------------
                                                                                   -------------  -------------
INCOME PER COMMON SHARE:
  Primary........................................................................  $        0.10  $        0.05
                                                                                   -------------  -------------
                                                                                   -------------  -------------
  Fully Diluted..................................................................  $        0.10  $        0.05
                                                                                   -------------  -------------
                                                                                   -------------  -------------
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
  Primary........................................................................      8,925,263      7,365,045
                                                                                   -------------  -------------
                                                                                   -------------  -------------
  Fully Diluted..................................................................      8,927,130      7,365,054
                                                                                   -------------  -------------
                                                                                   -------------  -------------

            The accompanying notes to condensed financial statements
              are an integral part of these condensed statements.

                             CLINICOM INCORPORATED
                       CONDENSED STATEMENTS OF CASH FLOWS

                                                                                      FOR THE THREE MONTHS
                                                                                         ENDED MARCH 31
                                                                                  -----------------------------
                                                                                       1994           1993
                                                                                  --------------  -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income....................................................................  $      910,884  $     332,662
  Adjustments to reconcile net income to net cash used in operating activities
   --
    Depreciation and amortization...............................................         180,677        127,586
    Loss on disposal of fixed assets............................................        --                  216
    Net change in warranty reserve..............................................          96,613        106,292
    Net change in inventory reserve.............................................          18,433        109,689
    Loss on abandonment of patents..............................................        --               13,763
  Decrease (increase) in --
    Trade accounts receivable...................................................      (1,112,335)       (27,100)
    Accrued revenue receivable..................................................      (1,716,736)      (355,393)
    Inventories.................................................................         716,140        (13,071)
    Prepaid expenses............................................................         267,013         38,971
    Deposits and noncurrent trade accounts receivable...........................         888,138         (5,249)
  Increase (decrease) in --
    Accounts payable............................................................         112,080       (276,224)
    Accrued liabilities.........................................................        (346,054)       129,023
    Deferred revenue............................................................        (944,756)      (827,648)
    Interest payable on stockholders' notes.....................................        --                6,325
                                                                                  --------------  -------------
      Net cash flows from operating activities..................................  $     (929,903) $    (640,158)
                                                                                  --------------  -------------
                                                                                  --------------  -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Sale of short term investments................................................  $     --        $   1,500,681
  Purchase of property and equipment............................................        (258,494)       (72,096)
  Patent costs..................................................................            (900)        (1,585)
  Software development costs....................................................        (125,692)       (77,650)
                                                                                  --------------  -------------
    Net cash flows from investing activities....................................        (385,086)     1,349,350
                                                                                  --------------  -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayments of notes payable...................................................        --               (1,576)
  Exercise of common stock options..............................................       1,139,932       --
                                                                                  --------------  -------------
    Net cash flows from financing activities....................................       1,139,932         (1,576)
                                                                                  --------------  -------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS............................        (175,057)       707,614
CASH AND CASH EQUIVALENTS, beginning of period..................................      15,373,156      3,426,520
                                                                                  --------------  -------------
CASH AND CASH EQUIVALENTS, end of period........................................  $   15,198,099  $   4,134,134
                                                                                  --------------  -------------
                                                                                  --------------  -------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION AND NONCASH INVESTING AND
 FINANCING ACTIVITIES:
  Cash paid during period for interest..........................................  $     --        $         203
                                                                                  --------------  -------------
                                                                                  --------------  -------------
  Inventory transferred to property and equipment...............................  $       29,582  $      15,821
                                                                                  --------------  -------------
                                                                                  --------------  -------------

            The accompanying notes to condensed financial statements
              are an integral part of these condensed statements.

                             CLINICOM INCORPORATED
                    NOTES TO CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 1994

NOTE 1:  PRESENTATION
    The financial information should be read in conjunction with the annual financial statements and notes thereto for the year ended December 31, 1993 included in the Company's 10-K. The financial information as of March 31, 1994, and for the three months ended March 31, 1994 and 1993 is unaudited; however, in the opinion of management, all adjustments consisting only of normal recurring adjustments necessary for a fair presentation of such information have been made. Certain prior year amounts have been reclassified to conform to the current year presentation. The results of operations for the three months ended March 31, 1994 are not necessarily indicative of the results for the entire fiscal year.

NOTE 2:  INVENTORIES
    Inventories are stated at the lower of cost (first-in, first-out) or market, and consist of the following:

                                                                    MARCH 31      DECEMBER 31
                                                                      1994           1993
                                                                  -------------  -------------
Finished goods..................................................  $     544,399  $     828,351
Raw materials and components....................................      1,007,846      1,488,049
                                                                  -------------  -------------
                                                                  $   1,552,245  $   2,316,400
                                                                  -------------  -------------
                                                                  -------------  -------------

NOTE 3:  EARNINGS PER SHARE
    Earnings per share calculations are based on the daily weighted average number of common stock and common stock equivalents outstanding during each period. The dilutive effect of common stock equivalents from stock options is based on the treasury stock method.

NOTE 4:  MAJOR CUSTOMERS
    The following customers accounted for more than 10% of total net sales for the quarters ended March 31, 1994 and 1993:

                                                                  MARCH 31
                                                          ------------------------
                                                             1994         1993
                                                          -----------  -----------
A.......................................................       26.4%       --
B.......................................................       25.0%       --
C.......................................................       17.7%       --
D.......................................................      --            26.4%
E.......................................................      --            22.9%
F.......................................................      --            12.6%

NOTE 5:  EMPLOYEE STOCK PURCHASE PLAN
    The Company's Board of Directors and stockholders have approved an Employee Stock Purchase Plan (The "Plan"). The Plan authorizes the issuance of 200,000 shares of common stock for purchase by the Plan participants. The Plan is intended to qualify as an Employee Stock Purchase Plan within the meaning of
Section 423 of the Internal Revenue Code.